EATON VANCE TAX-MANAGED EMERGING MARKETS FUND Supplement to Prospectus dated November 1, 2009

The following replaces “Redemption Fee.” in
“Shareholder Account Features”:

Redemption Fee. Class I shares acquired on or after
April 1, 2005 are subject to a redemption fee, at the time of exchange or redemption, equal to 2% of the net asset value
of the shares exchanged or redeemed. This fee is not paid
separately but is deducted automatically from the amount
received in connection with a redemption or exchange. The
redemption fee is retained by the Fund to defray the costs
associated with the sale of portfolio securities to satisfy an exchange or redemption request. Shares acquired through
the reinvestment of dividends and capital gains distributions paid to shareholders by the Fund are not subject to the
redemption fee. Prior to April 1, 2005, Class I shares were
subject to both a purchase fee, at the time of purchase, and a redemption fee, at the time of exchange or redemption,
equal to 1% of the net asset value of the shares purchased,
exchanged or redeemed. Shareholders who held shares on
March 31, 2005 are subject to only the 1% redemption fee
on the sale or exchange of those shares because they paid the
1% purchase fee at the time those shares were purchased.
Shareholders who purchased shares of the Predecessor Fund
on or before June 30, 1998 and exchanged those shares for
shares of the Fund in the February 6, 2004 merger of the
Predecessor Fund into the Fund are not subject to the 1%
redemption fee on the sale or exchange of those shares.

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